Exhibit 99.1

Investor Presentation Southland Holdings, Inc (SLND) September 2023

This presentation (together with oral statements made in connection herewith, the "Presentation") is for informational purposes only to assist current and prospective investors in making their own evaluation with respect to Southland Holdings, Inc. (“Southland”). This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Southland. The information contained herein does not purport to be all - inclusive and none of Southland, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents (“Representatives”) make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Current and prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described here. Non - GAAP Financial Measures Backlog as presented in this presentation is an unaudited financial measure that is not presented in accordance with generally accepted accounting principles (“GAAP”). Southland defines backlog as a measure of the total amount of revenue remaining to be earned on projects that have been awarded. A project is included in backlog once Southland has an executed contract, or authorized notice to proceed. As a result, Southland believes backlog is firm, although cancellations or scope adjustments may occur. In Southland’s industry, backlog is an indicator of future revenue streams for work that has been awarded but not completed. Backlog should not be considered a comprehensive indicator of future revenue as contracts can be terminated by customers on relatively short notice, and backlog does not include future work for which Southland may be awarded. In the event of a cancelation, Southland is typically reimbursed for all of its costs through a specific contractual date, as well as its costs to demobilize from the project site. Southland’s contracts do not typically grant it rights to revenue reflected in backlog. Projects may remain in backlog for extended periods of time as a result of schedule delays, regulatory requirements, project specific issues, or other reasons. Contract amounts from contracts where a transaction price cannot be reasonably estimated are not be included within our backlog amount. Note that other companies may calculate backlog differently, and therefore backlog may not be directly comparable to similarly titled measures of other companies. Further, backlog is not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, backlog should not be considered in isolation. Southland believes that backlog provides useful information to management and investors regarding certain financial and business trends relating to Southland’s financial condition and results of operations. Southland also believes that backlog provides an additional tool for investors to use in evaluating ongoing operating results and trends. Southland’s calculation of backlog is subject to inherent limitations as it reflects the exercise of judgments by management. Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Southland’s current beliefs, expectations and assumptions regarding the future of Southland’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Southland’s control. Southland’s actual results and financial condition may differ materially from those indicated in the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. Any forward - looking statement made by Southland in this presentation is based only on information currently available to Southland and speaks only as of the date on which it is made. Southland undertakes no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. In furnishing this Presentation, Southland and its Representatives expressly disclaim any obligation to update any information contained herein or to correct any omissions, inaccuracies, or errors. BUILDING GREAT THINGS Important Disclosures 2

▪ Southland is one of the largest specialty infrastructure construction companies in North America. ▪ With roots dating back to 1900, Southland demonstrates homegrown expertise, a deep bench of veteran managers, and a workforce of over 2,700 employees. This combination of resources allows for successful execution of highly technical projects. ▪ Headquartered in Grapevine, Texas with regional offices across North America, Southland has a large geographic footprint with current projects in the United States, Canada, and the Bahamas, with significant historical experience worldwide. ▪ Southland’s diverse range of specialty services covers the following end markets: BUILDING GREAT THINGS Tunnels Marine Water and Sewer Treatment Bridges Broadband Steel Structures Water Pipelines WE ARE A CONSTRUCTION COMPANY FOCUSED ON BUILDING NORTH AMERICA’S MOST TECHNICAL BRIDGE, TUNNEL, WATER RESOURCES, AND MARINE PROJECTS. #3 IN WATER TRANSMISSION LINES #5 IN BRIDGES #8 IN SANITARY & STORM SEWERS #9 IN WATER SUPPLY (1) #9 IN MARINE FACILITIES #10 IN WATER TREATMENT PLANTS (1) Engineering News - Record 2023 Sourcebook Company Overview 3

$2.7B BACKLOG (1) ENR RANKED (2) #22 DOMESTIC HEAVY CONTRACTORS ?2,700 EMPLOYEES Vancouver, BCLitchfield, MN Seattle, WA Winnipeg, MB Peoria, IL Toronto, ON Detroit, MI Concord, CA Gilboa, NY Fort Lee, NJ Pittsburgh, PA Baltimore, MD Albuquerque, NM Orange County, CA Edmund, OK Grapevine, TX Fort Worth, TX Head quarters El Paso, TX Houston, TX New Orleans, LA Raleigh, NC Charlotte, NC Wilmington, NC Little Rock, AR Harvey, LA Orlando, FL Bartow, FL West Palm, FL Equipment Facility Regional Offices/Operations/Administration Beaumont, TX Tampa, FL Bahamas (1) Backlog as of June 30, 2023(2) Engineering News-Record 2023 Sourcebook

Executive Team Frank Renda President Chief Executive Officer Frank is responsible for identifying and establishing all necessary initiatives to achieve short-term and long-term corporate goals. Mr. Renda has nearly 30 years of experience across various disciplines within the construction industry and has spent the last 20 years as CEO of Southland. Cody Gallarda EVP Chief Financial Officer Cody has more than 15 years of experience in leading and developing finance, accounting, IT, and HR functions while overseeing various strategic initiatives. Prior to joining Southland, Cody spent over a decade with another large, publicly- traded EC company. He is a CPA in Texas. Tim Winn EVP Chief Operating Officer Tim has nearly 30 years of experience in technical infrastructure project execution. Tim has successfully integrated numerous strategic acquisitions to strengthen Southland's operational capabilities. Rudy RendaEVP Chief Operating Officer, Strategy Special Projects Rudy oversees various plant and conveyance projects for Southland and has been instrumental in the company's completion of some of the most complex projects in the US. Rudy has nearly 30 years of construction experience.

Civil Segment Water Conveyance: Projects include water pipeline and wastewater conveyance construction. We have installed large diameter water pipelines up to 168”. Tunneling: Projects include tunneling for drainage relief, sewage, treatment plants, and transmission all in various geotechnical conditions. Facilities: Projects include constructing pump stations, water and wastewater treatment facilities and water storage for drainage relief, sewage, treatment plants. Levees, Dams & Cofferdams: Projects include constructing levees, dams, and cofferdams to solve the most complicated water flow, retention and dewatering issues. BUILDING GREAT THINGS Navajo Gallup Water Supply Project Gallup, New Mexico Lake Mead Intake No. 3 Las Vegas, Nevada Waller Creek Tunnel Inlet Facility Austin, Texas

BUILDING GREAT THINGS

Transportation Segment

Bridges: Recognized as a leader in constructing movable, cable-supported, arch, railroad, girder, precast, truss, and other bridges.

Marine: Projects include cruise destinations, freight ship terminals, marina developments, marine foundations, sub-aqueous pipelines and other marine projects.

Specialty Structures: Projects consist of steel erection for renowned entertainment, sport stadiums, convention centers, ferris wheels, and other specialty structures including the High Roller in Las Vegas and the Washington State Convention Center in Seattle.



South 10th Street Bridge Rehabilitation
Pittsburgh, PA



Las Vegas High Roller
Las Vegas, Nevada



Veterans Drive Reconstruction
Charlotte Amalie, St. Thomas

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BUILDING GREAT THINGS STRONG BALANCE SHEET & BONDING CAPACITY SELF PERFORMING & TECHNICAL EXPERTS WIDE BREADTH OF CAPABILITIES GEOGRAPHY SIGNIFICANTLY OWNED EQUIPMENT FLEET SIGNIFICANT BARRIERS TO ENTRY Competitive Advantages 8

Client Mix 65% 15% 20% State/Local Federal Private BUILDING GREAT THINGS Note: Client mix approximated based on historical revenue averages 9

BUILDING GREAT THINGS SunTrax Connected/Automated Vehicle Test Facility SunTrax is a large - scale, state - of - the - art facility in Polk County, Florida, developed for the research, development and testing of emerging transportation technologies, including self driving autonomous vehicles, in a safe and controlled environment. The project includes a 2.25 - mile oval speed track and 200 - acres of infield for testing for connected and autonomous vehicles and tolling facilities. Winnipeg North End Sewage Treatment Plant A joint venture between a Southland subsidiary and Aecon was awarded as a design - build contract by the City of Winnipeg. The scope of work includes the design and construction of a new headworks facility that will include a raw sewage pump station, a micro - tunnel extension of existing interceptor sewers, a grit removal system, a main control room, fine screens and compactors, and a plant emergency generator facility. The project is the first of three projects for upgrading the NEWPCC. Highlighted Projects 10

BUILDING GREAT THINGS Mill Creek Drainage Relief Tunnel The project is expected to provide drainage relief to the Mill Creek and Peaks Branch watersheds and the State Thomas area in Dallas, Texas. The project involves the interception and diversion of the surface stormwater drainage from the upper portions of these watersheds into the proposed tunnel and conveyance of the intercepted stormwater to White Rock Creek. The Project consists of more than 26,000 linear feet of tunnel in hard rock, at depths ranging from 100 - 150 vertical feet. This project is utilizing a first of its kind dual - diameter (37’ - 7” and 32’ - 6”) TBM. This state - of - the - art machine has the capability to transition from the 37’ - 7” diameter to the 32’ - 6” diameter within the tunnel . Highlighted Projects San Francisco - Oakland Bay Suspension Bridge This bridge is the longest, single - tower, self - anchored suspension bridge in the world, with a main span length of 1,263 feet. The bridge has an 1,854 - foot suspended span, a 591 - foot side span, a deck over 197 feet wide and a 4,600 - foot - long main cable. The total structural steel weight of the deck is 34,000 tons. The bridge was built to last for 150 years and able to withstand the largest possible earthquake that may occur. At the time of award, was the largest public works contract in the State of California’s history. 11

BUILDING GREAT THINGS

Recent Projects Awards

- Elm Fork Water Treatment Plant Filter Complex – Dallas, TX
- West Gates DIW Pond Expansion – Denver, CO
- Arcadia Intake – Acadia, OK
- Connors Creek Sewer Rehab – Detroit, MI
- East Haddam Swing Bridge – East Haddam, CT
- Wolf Creek Dam Spillway Gates Replacement – Lancaster, TN
- Center Hill Dam Spillway Gates Replacement – Jamestown, KY

- Bridge Replacement Table Rock Lake – Branson, MO
- District I Middle-Mile Broadband Network – Northern California, CA
- LADOTD Nelson Road Bridge & Extension – Lake Charles, LA
- Dallas Maintenance – Dallas, TX
- US-19 Pinellas County – Clearwater, FL
- Shands Bridge over St. John River – Jacksonville, FL
- ENMWUA-Clovis Finish Water Line – Clovis, NM



East Haddam Swing Bridge
East Haddam, CT



West Gates DIW Pond Expansion
Denver, CO



Arcadia Intake & Lowlift
Acadia, OK

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Water Pipeline Every two minutes, there is a water main break, and an estimated 6 billion gallons of treated water lost each day in the U.S. Nationwide, the drinking water and wastewater pipes in the ground are on avg 45 years old. D+ Bridges There are more than 617,000 bridges across the United States. Currently, 42% of all bridges are at least 50 years old, and 46,154, or 7.5% of the nation’s bridges, are considered structurally deficient, meaning they are in “poor” condition. Facilities Most of the nation’s Wastewater treatment plans are designed with an average lifespan of 40 to 50 years; the systems that were constructed in the 1970s, are reaching the end of their service lives. America’s Infrastructure The current infrastructure in The United States has an overall condition rating of C - This emphasizes the need for significant infrastructure investment for improvements in the coming years BUILDING GREAT THINGS Source: Infrastructure Report Card provided by American Society of Civil Engineers 13 C D

▪ Experiencing increased bidding opportunities as a result of pent - up demand from COVID shutdowns and federal spending ▪ Expect the IIJA to provide significant opportunities for the next decade ▪ Have yet to see a large impact from federal spending to financial results and expect to begin to see an impact in late 2024 or into 2025 Infrastructure Investment and Jobs Act BUILDING GREAT THINGS Broadband $65 Billion Improved Water Quality $55 Billion Passenger and Freight Rail $66 Billion Airports & Ports $42 Billion Roads and Bridges $110 Billion Source: The White House Website – The Bipartisan Infrastructure Deal Fact Sheet 14